SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2005



                                 INTELSAT, LTD.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           BERMUDA                  000-50262                 98-0346003
(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)        (IRS EMPLOYER
   OF INCORPORATION)                                      IDENTIFICATION NUMBER)

    WELLESLEY HOUSE NORTH, 2ND FLOOR,                            HM 08
  90 PITTS BAY ROAD, PEMBROKE, BERMUDA
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                 (441) 294-1650
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


               CANON'S COURT, 22 VICTORIA STREET, HAMILTON BERMUDA
                                (FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
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Act (17 CFR 240.13e-4(c))
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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
         On March 3, 2005, Intelsat, Ltd. announced its consolidated results of operations for the fiscal quarter and year ended December 31, 2004. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99.1     Press Release dated March 3, 2005 titled
                  "Intelsat Reports 2004 Fourth Quarter and Full-Year Results."


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 3, 2005

                                           INTELSAT, LTD.


                                           By:   /s/ William Atkins
                                              ----------------------------------
                                              Name:  William Atkins
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION

99.1              Press Release dated March 3, 2005 titled
                  "Intelsat Reports 2004 Fourth Quarter and Full-Year Results."